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                                                                    EXHIBIT 23.1

                       CONSENT OF PEDERSEN & HOUPT, P.C.


     Pedersen & Houpt, P.C. hereby consents to all references made to it in Post-Effective Amendment No. 2 to this Registration Statement on Form S-1 of SpinCycle, Inc., as filed with the Securities and Exchange Commission on August 16, 1999.


                                          /s/   PEDERSEN & HOUPT, P.C.

                                          --------------------------------------
                                                  Pedersen & Houpt, P.C.

Chicago, Illinois

August 16, 1999